Exhibit 10.1
EXECUTION COPY
FIFTH AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT
     This FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Fifth Amendment”) is entered into effective as of January 14, 2010, among MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership, as borrower (the “Borrower”), MARTIN MIDSTREAM PARTNERS L.P., a Delaware limited partnership (the “MLP”), MARTIN OPERATING GP LLC, a Delaware limited liability company, PRISM GAS SYSTEMS I, L.P., a Texas limited partnership (“Prism”), PRISM GAS SYSTEMS GP, L.L.C., a Texas limited liability company, PRISM GULF COAST SYSTEMS, L.L.C., a Texas limited liability company, MCLEOD GAS GATHERING AND PROCESSING COMPANY, L.L.C., a Louisiana limited liability company, WOODLAWN PIPELINE CO., INC., a Texas corporation, and PRISM LIQUIDS PIPELINE LLC, a Texas limited liability company, as guarantors, the financial institutions party hereto (collectively, the “Lenders”), and ROYAL BANK OF CANADA, as administrative agent (the “Administrative Agent”) and collateral agent for the Lenders, L/C Issuer and a Lender.
     WHEREAS, the Borrower, the MLP, the Administrative Agent, and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of November 10, 2005, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 30, 2006, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of December 28, 2007, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of September 24, 2008, and that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of December 21, 2009 (as amended, and as further renewed, extended, amended or restated, the “Credit Agreement”);
     WHEREAS, the Borrower has notified the Administrative Agent that Waskom Gas Processing Company, a Texas general partnership (“Waskom”), intends to acquire a 100% operating interest in the natural gas gathering, treating, processing, compression and transportation businesses identified as the “Harrison, Woods and Olin Systems” from Crosstex North Texas Gathering, L.P. (the “Crosstex Acquisition”) pursuant to that certain Asset Purchase Agreement, dated December 11, 2009, between Crosstex North Texas Gathering, L.P., as seller, and Waskom, as buyer (the “Crosstex Asset Purchase Agreement”);
     WHEREAS, the Borrower has requested certain amendments to the Credit Agreement, as described herein, to facilitate the Crosstex Acquisition; and
     WHEREAS, the Administrative Agent and the Lenders party hereto have agreed to such amendments, subject to the terms and conditions hereinafter set forth.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. Definitions. Unless otherwise defined in this Fifth Amendment, terms used in this Fifth Amendment that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Fifth Amendment.
     SECTION 2. Amendments to the Credit Agreement. Subject to (x) satisfaction of the conditions precedent set forth in Section 3 of this Fifth Amendment, and (y) with respect to clauses (a) and (b) below, closing of the Crosstex Acquisition in accordance with the terms of this Fifth Amendment

(and all certificates delivered in connection herewith) within ten (10) Business Days (or such later date as the Administrative Agent shall agree) of the Fifth Amendment Effective Date (defined below):
     (a) Section 7.02(a)(ix)(C) of the Credit Agreement is amended by replacing “$15,000,000” therein with “$25,000,000”.
     (b) The first sentence of Section 7.16 of the Credit Agreement is amended in its entirety to read as follows:
     “Permit Capital Expenditures (a) for any purposes other than those related to the Midstream Business, and (b) in an aggregate amount in excess of $15,000,000 in 2010 and in each calendar year thereafter; provided, that if on each day of any ninety (90) consecutive days, the sum of the Revolver Commitment and, if applicable, Committed Term Loans exceeds the aggregate outstanding principal amount of all Loans by $45,000,000, then aggregate Capital Expenditures permitted in such calendar year and in each calendar year thereafter may not exceed $30,000,000.”
     (c) The references to the Harrison, Woods and Olin Joint Venture in the Credit Agreement are deleted, as follows: (i) the definition of “Harrison, Woods and Olin Joint Venture” in Section 1.01 is deleted; (ii) Section 6.17(a)(ii) is amended in its entirety to read “(ii) [Reserved];”; (iii) Section 7.04 is amended by adding “and” before clause (y), changing the semicolon to a period at the end of clause (y), deleting “and” after clause (y), and deleting clause (z) in its entirety; and (iv) Section 7.17(b) is amended by deleting “(x)” in clause (i) thereof and deleting clause (y) in its entirety.
     SECTION 3. Conditions of Effectiveness. This Fifth Amendment shall not be effective until the date (such date, the “Fifth Amendment Effective Date”) each of the following conditions precedent has been satisfied in full:
     (a) receipt by the Administrative Agent of a counterpart of this Fifth Amendment executed by the Borrower, Guarantors, Administrative Agent, and Required Lenders (which may be by telecopy or electronic transmission);
     (b) receipt by the Administrative Agent of a consent letter from CenterPoint Energy Gas Processing, Inc., in form and substance satisfactory to the Administrative Agent, permitting Prism’s pledge of its equity interest in Waskom to the Administrative Agent, for the benefit of the Lenders;
     (c) receipt by the Administrative Agent of an amendment to the Subsidiary Security Agreement executed by Prism as required to reflect Prism’s pledge referred to in clause (b) above;
     (d) receipt by the Administrative Agent of a certificate of a Responsible Officer of the Borrower certifying that (i) the Borrower has received all governmental, shareholder and third party consents and approvals necessary to consummate the Crosstex Acquisition, which consents and approvals are in full force and effect, (ii) all waiting periods have expired without any action being taken by any Governmental Authority that could restrain, prevent or impose any material adverse condition on the Crosstex Acquisition or that could seek to threaten the consummation of the Crosstex Acquisition, and no law or regulation is applicable that could have such effect, (iii) the Borrower is, within ten (10) Business Days of the Fifth Amendment Effective Date, consummating the Crosstex Acquisition in accordance with the terms of the Crosstex Asset Purchase Agreement and all other agreements, documents and instruments executed and delivered in connection therewith (the “Crosstex Acquisition Documents”), with all material conditions precedent thereto having been satisfied in all material respects by the parties thereto, and the purchase price for the Crosstex Acquisition is not more than $40,000,000 (excluding adjustments

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pursuant to the Crosstex Asset Purchase Agreement), (iv) no order, decree, judgment, ruling or injunction exists which restrains the consummation of the Crosstex Acquisition or the transactions contemplated by the Credit Agreement as amended hereby, (v) there is no pending, or to the knowledge of such Responsible Officer, threatened, action, suit, investigation or proceeding which seeks to restrain or affect the Crosstex Acquisition, or which, if adversely determined, could materially and adversely affect the Borrower, the MLP, any of their respective Subsidiaries, any of the assets and properties to be acquired in connection with the Crosstex Acquisition (the “Crosstex Interests”), or the ability of Waskom to consummate the Crosstex Acquisition or perform its obligations under the Crosstex Acquisition Documents, and (vi) to the knowledge of such Responsible Officer, there are no claims against the Crosstex Interests alleging liability under or responsibility for violation of any Environmental Law, and no environmental condition or circumstance, such as the presence or Release of any Hazardous Substance, on any property that constitutes part of the Crosstex Interests, which could reasonably be expected to materially and adversely affect the MLP, the Borrower, any of their respective Subsidiaries or any of the Crosstex Interests;
     (e) receipt by the Administrative Agent of a duly completed Compliance Certificate in the form of Exhibit C to the Credit Agreement signed by a Responsible Officer of the Borrower and a Responsible Officer of the MLP demonstrating compliance with Section 7.15 of the Credit Agreement as of the most recent fiscal quarter end for which financial statements are available, after giving pro forma effect to the Borrower’s incurrence of indebtedness to finance Prism’s pro rata portion of the investment in Waskom required to consummate the Crosstex Acquisition;
     (f) receipt by the Administrative Agent of an executed copy of the Crosstex Asset Purchase Agreement, certified as true and correct by a Responsible Officer of the Borrower;
     (g) such Lien searches as the Administrative Agent shall request; and
     (h) other documents as may be reasonably required by the Administrative Agent.
     SECTION 4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Fifth Amendment, the Borrower represents and warrants to the Administrative Agent and to each Lender that:
     (a) This Fifth Amendment, the Credit Agreement as amended hereby, and each Loan Document have been duly authorized, executed, and delivered by the Borrower and the applicable Loan Parties and constitute their legal, valid, and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting creditors’ rights generally and to general principles of equity).
     (b) The representations and warranties set forth in Article V of the Credit Agreement and in the Collateral Documents are true and correct in all material respects on and as of the Fifth Amendment Effective Date, after giving effect to this Fifth Amendment and the Crosstex Acquisition, as if made on and as of the Fifth Amendment Effective Date except to the extent such representations and warranties relate solely to an earlier date.
     (c) As of the date hereof, at the time of and after giving effect to this Fifth Amendment and the Crosstex Acquisition, no Default or Event of Default has occurred and is continuing.
     (d) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery, or

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performance by the Borrower or any Loan Party of its obligations hereunder. This Fifth Amendment has been duly authorized by the Borrower and each Loan Party party hereto by all necessary corporate, partnership, or limited liability company action, as applicable. The execution, delivery and performance of this Fifth Amendment and the documents and transactions contemplated hereby do not and will not (a) contravene the terms of the Borrower’s or any other Loan Party’s Organization Documents, (b) conflict with or result in any breach or contravention of, or result in creation of any Lien (other than Liens in favor of the Collateral Agent) under, any document evidencing any material Contractual Obligation to which the Borrower or any other Loan Party is a party or any order, injunction, writ or decree of any Governmental Authority to which the Borrower or any other Loan Party is subject, or (c) violate any Law applicable to any Loan Party.
     SECTION 5. Effect of Amendment.
     (a) This Fifth Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein, and (ii) shall not prejudice any right or rights which the Administrative Agent, the Collateral Agent, or the Lenders may now or hereafter have under or in connection with the Credit Agreement, as amended by this Fifth Amendment. Except as otherwise expressly provided by this Fifth Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Fifth Amendment and such Credit Agreement shall be read and construed as one instrument.
     (b) Each of the undersigned Guarantors hereby consents to and accepts the terms and conditions of this Fifth Amendment and the transactions contemplated thereby, agrees to be bound by the terms and conditions thereof, and ratifies and confirms that each Guaranty and each of the other Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to this Fifth Amendment. The Borrower and each of the other Loan Parties hereby confirm and agree that all Liens and other security now or hereafter held by the Collateral Agent for the benefit of the Lenders as security for payment of the Obligations are the legal, valid, and binding obligations of the Borrower and the Loan Parties, remain in full force and effect, are unimpaired by this Fifth Amendment, and are hereby ratified and confirmed as security for payment of the Obligations.
     SECTION 6. Miscellaneous. This Fifth Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law. The captions in this Fifth Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Fifth Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Fifth Amendment, it shall not be necessary to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Fifth Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Fifth Amendment.
     SECTION 7. Entire Agreement. THE CREDIT AGREEMENT (AS AMENDED BY THIS FIFTH AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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     SECTION 8. Additional Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this Fifth Amendment.
Remainder of Page Intentionally Blank. Signature Pages to Follow.

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     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership, as Borrower

By:	MARTIN OPERATING GP LLC, its General Partner

	By:	MARTIN MIDSTREAM PARTNERS L.P., its Sole Member

		By:	MARTIN MIDSTREAM GP LLC, its General Partner

			By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer
[SIGNATURE PAGE TO THE FIFTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MARTIN MIDSTREAM PARTNERS L.P., a Delaware limited partnership, as a Guarantor

By:	MARTIN MIDSTREAM GP LLC,
its General Partner

	By:	/s/ Robert D. Bondurant

Robert D. Bondurant
Executive Vice President and Chief Financial Officer
[SIGNATURE PAGE TO THE FIFTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MARTIN OPERATING GP LLC, a Delaware limited liability company, as a Guarantor

By:	MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

	By:	MARTIN MIDSTREAM GP LLC,
its General Partner

		By:	/s/ Robert D. Bondurant

Robert D. Bondurant
Executive Vice President and Chief Financial Officer
[SIGNATURE PAGE TO THE FIFTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PRISM GAS SYSTEMS I, L.P., a Texas limited partnership, as a Guarantor

	By:	Prism Gas Systems GP, L.L.C., its General Partner

	By:	/s/ Robert D. Bondurant

Robert D. Bondurant
Treasurer

PRISM GAS SYSTEMS GP, L.L.C., as a Guarantor

By:	/s/ Robert D. Bondurant

Robert D. Bondurant
Treasurer
[SIGNATURE PAGE TO THE FIFTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PRISM GULF COAST SYSTEMS, L.L.C., as a Guarantor
By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Treasurer

[SIGNATURE PAGE TO THE FIFTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MCLEOD GAS GATHERING AND PROCESSING COMPANY, L.L.C., as a Guarantor
By:	/s/ Ruben S. Martin
Ruben S. Martin
Sole Manager

[SIGNATURE PAGE TO THE FIFTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WOODLAWN PIPELINE CO., INC., a Texas corporation, as a Guarantor
By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President

[SIGNATURE PAGE TO THE FIFTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PRISM LIQUIDS PIPELINE, LLC, a Texas limited liability company, as a Guarantor
By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President

[SIGNATURE PAGE TO THE FIFTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent

By:	/s/ Ann Hurley

Name: Ann Hurley
Title: Manager, Agency
[SIGNATURE PAGE TO THE FIFTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as a Lender and as L/C Issuer

By:	/s/ Jason S. York

Name: Jason S. York
Title: Authorized Signatory
[SIGNATURE PAGE TO THE FIFTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, N.A., as Syndication Agent and a Lender

By:	/s/ Thomas E. Stelmar, Jr.

Name: Thomas E. Stelmar, Jr.
Title: Portfolio Manager
[SIGNATURE PAGE TO THE FIFTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

COMERICA BANK, as Co-Documentation Agent and a Lender

By:	/s/ Brian Enzler

Name: Brian Enzler
Title: Assistant Vice President
[SIGNATURE PAGE TO THE FIFTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

COMPASS BANK, as a Lender

By:	/s/ Frank Carvelli

	Name:	Frank Carvelli

	Title:	Vice President

[SIGNATURE PAGE TO THE FIFTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Julie Castano

	Name:	Julie Castano

	Title:	Vice President

[SIGNATURE PAGE TO THE FIFTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CATERPILLAR FINANCIAL SERVICES CORPORATION, as a Lender

By:	/s/ Michael M. Ward

	Name:	Michael M. Ward

	Title:	Credit & Operations Manager Syndications Caterpillar Financial Services Corporation

[SIGNATURE PAGE TO THE FIFTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kenneth R. Batson, III

	Name:	Kenneth R. Batson, III

	Title:	Vice President

[SIGNATURE PAGE TO THE FIFTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

UBS LOAN FINANCE, LLC, as a Lender

By:	/s/ Marie Haddad

	Name:	Marie Haddad

	Title:	Associate Director

By:	/s/ Mary E. Evans

	Name:	Mary E. Evans

	Title:	Associate Director

[SIGNATURE PAGE TO THE FIFTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NATIXIS, as a Lender

By:	/s/ Louis P. Laville, III

	Name:	Louis P. Laville, III

	Title:	Managing Director

By:	/s/ Daniel Pager

	Name:	Daniel Pager

	Title:	Director

[SIGNATURE PAGE TO THE FIFTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas E. Stelmar, Jr.

	Name:	Thomas E. Stelmar, Jr.

	Title:	Portfolio Manager

[SIGNATURE PAGE TO THE FIFTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

REGIONS BANK, as a Lender

By:	/s/ Randy Petersen

	Name:	Randy Petersen

	Title:	Senior Vice President & Manager

[SIGNATURE PAGE TO THE FIFTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

RAYMOND JAMES BANK, FSB, as a Lender

By:	/s/ Garrett McKinnon

	Name:	Garrett McKinnon

	Title:	Senior Vice President

[SIGNATURE PAGE TO THE FIFTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

COMPASS BANK, as successor in interest to Guaranty Bank, as a Lender

By:	/s/ Frank Carvelli

	Name:	Frank Carvelli

	Title:	Vice President

[SIGNATURE PAGE TO THE FIFTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]